UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

ALLIANCEBERNSTEIN GLOBAL BOND FUND INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2008

Date of reporting period: March 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Bond Fund

March 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 20, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Bond Fund (the “Fund”) for the semi-annual reporting period ended March 31, 2008. On August 2, 2007, the Board of Directors (the “Board”) of the Fund approved a change to the Fund’s investment policy of investing at least 80% of its net assets in government securities. Under the revised investment policy, the Fund invests at least 80% of its net assets in fixed-income securities. To reflect the Fund’s broader investment approach, the Board approved a change of the Fund’s name from AllianceBernstein Global Government Income Trust to AllianceBernstein Global Bond Fund. This change allowed the Fund to invest in a broader range of debt securities, including corporate debt securities. These changes became effective on November 5, 2007.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its assets in fixed-income securities. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including U.S. and non-U.S. government and corporate debt securities. The Fund’s investments may be denominated in local currency or U.S. dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

The Adviser will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	1

Investment Results

The table on page 5 shows the Fund’s performance compared to its new benchmark, the Lehman Brothers (LB) Global Aggregate Bond Index (hedged to the U.S. dollar (USD)), along with the Fund’s old benchmark, the LB Global Treasury Index (hedged to the USD). In November of 2007, the Fund’s investment guidelines changed to comprise a multi-sector approach, as opposed to a government-only approach. As a result, the benchmark was changed on November 5, 2007, to the LB Global Aggregate Bond Index (hedged to the USD), which complies more accurately with the Fund’s broadened guidelines.

The Fund’s Class A shares without sales charges underperformed both of its benchmarks for the six-month period ended March 31, 2008, amid an ongoing re-pricing of risk in global fixed-income markets. For the period under review, the Fund’s underweight in government holdings, particularly U.S. Treasuries, detracted from performance as global government bonds benefited from the flight to quality. The Fund’s overweight to corporate debt, commercial mortgage-backed securities (CMBS) and exposure to high-yield and bank-loan debt also detracted from the Fund’s return. The Fund’s underweight to mortgage holdings, which outperformed, was a detractor as well. The Fund’s exposure to unhedged local emerging market debt contributed positively to performance as did its overall non-U.S. currency exposure.

The Fund’s Class A shares without sales charges outperformed both its new and its old benchmarks for the

12-month period ended March 31, 2008, benefiting from the exposure to unhedged local emerging market debt as well as non-U.S. currency exposure early in the annual period. Leverage also contributed positively to performance for both periods.

Market Review and Investment Strategy

Fear of the spreading financial crisis and its potential impact on the global economy drove fixed-income yield spreads sharply wider during the 12-month period ended March 31, 2008. Investor risk aversion significantly increased, leading to a wholesale flight from risk with little regard for geography. In an effort to stem the financial turmoil, the U.S. Federal Reserve (the “Fed”) moved aggressively during the period to inject liquidity into the financial system and lowered official rates by 2.50% to 2.25% at the end of the reporting period.

Central banks in Europe, Canada and Australia have also acted to inject liquidity into the market, though they have not matched the Fed’s interest-rate cuts, as inflation is a greater concern in many of those regions. The Fed’s larger interest-rate cuts also put more pressure on the U.S. dollar, which has fallen significantly against other major currencies in the past 12 months. Despite aggressive central-bank action, investor sentiment remained fragile at the end of the period.

During the semi-annual reporting period, government securities fared best in the flight to quality. Global developed government bonds returned 4.88% (hedged to the USD)

2	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

with U.S. Treasuries far outperforming at 8.56%, according to Lehman Brothers. Within the global corporate arena, overall credit metrics remained robust and corporate profitability remained well above average. Global investment-grade corporates, however, returned a weak 0.55% as represented by the LB Global Corporate Index (hedged to the USD), as returns were dampened by the credit and financial crisis. In an environment of heightened risk aversion, global high-yield corporate debt fared worse, returning -3.50% as represented by the LB Global High Yield Index (hedged to the USD).

Overall growth in emerging market countries remained relatively strong throughout the period, aided by solid commodity prices. Despite the global financial turmoil, emerging market debt prices demonstrated a reasonable level of stability. According to the JP Morgan Emerging Market Bond Index (EMBI) Global, U.S. dollar emerging market debt posted a positive return of 3.29% for the semi-annual period. Local emerging market debt (unhedged to the USD) performed stronger for the period, returning 7.20%, as the U.S. dollar continued to weaken against most foreign currencies. Local debt held within the Fund included Peru at 14.10%, Russia at 9.75%, Colombia at 7.70%, Brazil at 6.95% and Turkey at -5.96%.

The current financial crisis created some of the most attractive opportunities the Global Fixed Income Investment Team (the “Team”) has seen in the fixed-income markets in the past decade, with spreads on investment-grade corporates and CMBS now at historic highs. Given these opportunities and the Fund’s broadened mandate, the Team has gradually increased exposure to these sectors. The massive spread widening is out of line with the market’s solid credit fundamentals, in the Team’s view. Corporate profitability remains well above average globally. Plus, the Team’s analysis shows that support from aggressive fiscal and monetary policy may help avert a sharp and broad-based decline in earnings globally. Within the investment-grade corporate market, the Team sees the biggest opportunities in the financial sector.

Within the Fund’s developed government holdings, the countries that the Team continued to favor were the U.S. and Japan over the euro area, the U.K. and Canada. In contrast to the U.S. and Japan, the euro-area and Canadian yield curves have been less positively sloped, and the U.K. curve has been fairly flat.

The Team also continued to underweight the U.S. dollar versus a basket of currencies. Among the Fund’s long positions were the Swedish krona, Norwegian krone, Canadian dollar, Brazilian real, Peruvian new sol and Singapore dollar. These currencies may benefit from a positive interest-rate differential versus other nations.

Lastly, fundamental and quantitative research led the Team to maintain holdings in select emerging-market debt. Among the Fund’s U.S.-dollar-denominated holdings were Russia, Brazil, Peru, Panama and the Philippines. The Fund also continued to hold unhedged positions in local-currency-denominated Brazilian, Turkish and Peruvian debt.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the Lehman Brothers (LB) Global Aggregate Bond Index (hedged to the USD) nor the LB Global Treasury Index (hedged to the USD) reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Global Aggregate Bond Index (hedged to the USD) is designed to track the global investment-grade bond market, which includes different types of bonds from around the world. The LB Global Treasury Index (hedged to the USD) is a basket of Treasury securities from approximately 35 global developed countries and approximately 1,000 different issues. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. Since the Fund is non-diversified, it can invest more of its assets in a smaller number of countries, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Fund’s portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in below-investment-grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forward and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MARCH 31, 2008	Returns
	6 Months		12 Months
AllianceBernstein Global Bond Fund
Class A	2.84%		8.82%

Class B	2.47%		8.03%

Class C	2.47%		7.90%

Advisor Class*	1.53%	†	N/A

Class R*	1.31%	†	N/A

Class K*	1.69%	†	N/A

Class I*	1.55%	†	N/A

New Benchmark: Lehman Brothers (LB) Global Aggregate Bond Index—Hedged to the U.S. dollar	4.12%		6.06%

Old Benchmark: LB Global Treasury Index—Hedged to the U.S. dollar	4.88%		7.20%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†   This return is since the share class’s inception on 11/5/07 and is cumulative.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2008
	NAV Returns	SEC Returns	SEC Yields*
Class A Shares			5.20%
1 Year	8.82%	4.16%
5 Years	9.06%	8.10%
10 Years	8.92%	8.44%

Class B Shares			4.72%
1 Year	8.03%	5.03%
5 Years	8.25%	8.25%
10 Years(a)	8.40%	8.40%

Class C Shares			4.71%
1 Year	7.90%	6.90%
5 Years	8.24%	8.24%
10 Years	8.12%	8.12%

Advisor Class Shares‡			5.75%
Since Inception†	1.53%	1.53%

Class R Shares‡			5.23%
Since Inception†	1.31%	1.31%

Class K Shares‡			5.49%
Since Inception†	1.69%	1.69%

Class I Shares‡			5.74%
Since Inception†	1.55%	1.55%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.80%, 2.53%, 2.50%, 1.50%, 2.15%, 1.84% and 1.51% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.66%, 2.36%, 2.36%, 1.36%, 1.86%, 1.61% and 1.36% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2008.

†	Inception date: 11/5/07 for Advisor Class, Class R, Class K and Class I shares. Returns for these share classes are cumulative.

‡

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns
Class A Shares
1 Year	4.16%
5 Years	8.10%
10 Years	8.44%

Class B Shares
1 Year	5.03%
5 Years	8.25%
10 Years(a)	8.40%

Class C Shares
1 Year	6.90%
5 Years	8.24%
10 Years	8.12%

Advisor Class Shares‡
Since Inception†	1.53%

Class R Shares‡
Since Inception†	1.31%

Class K Shares‡
Since Inception†	1.69%

Class I Shares‡
Since Inception†	1.55%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 11/5/07 for Advisor Class, Class R, Class K and Class I shares. Returns for these share classes are cumulative.

‡

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2007		Ending Account Value March 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,028.37	$1,019.00	$6.09	$6.06
Class B	$1,000	$1,000	$1,024.65	$1,015.45	$9.67	$9.62
Class C	$1,000	$1,000	$1,024.69	$1,015.50	$9.62	$9.57
Advisor Class +	$1,000	$1,000	$1,015.35	$1,022.00	$2.43	$3.03
Class R +	$1,000	$1,000	$1,013.06	$1,019.50	$4.45	$5.55
Class K +	$1,000	$1,000	$1,016.95	$1,020.75	$3.44	$4.29
Class I +	$1,000	$1,000	$1,015.52	$1,022.00	$2.43	$3.03
*	With the exception of Advisor Class, Class R, Class K and Class I shares, expenses are equal to the classes' annualized expense ratios of 1.20%, 1.91% and 1.90%, respectively multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

+	For Advisor Class, Class R, Class K and Class I shares, expenses are equal to the classes' annualized expense ratios of 0.60%, 1.10%, 0.85% and 0.60%, respectively. The "Actual" expenses paid are based on the period from November 5, 2007 (commencement of distribution) to March 31, 2008. Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 147/366 (to reflect the since inception period). Hypothetical expenses are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,101.2

*	All data are as of March 31, 2008. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.8% or less in the following countries: Argentina, Canada, Cayman Islands, Colombia, Ecuador, France, Indonesia, Ireland, Luxembourg, Panama, Philippines, South Africa, Spain, Switzerland and Venezuela.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2008 (unaudited)

		Principal Amount (000)	U.S. $ Value

TREASURIES – 32.9%
Colombia – 0.7%
Republic of Colombia 12.00%, 10/22/15(a)	COP	26,168,000	$15,018,635

France – 0.8%
France Government Bond OAT 3.75%, 4/25/21(a)	EUR	11,055	16,444,991

Germany – 1.9%
Bundesrepublik Deutschland Series 03 4.75%, 7/04/34(a)		6,690	10,853,872
Series 97 6.50%, 7/04/27(a)		14,800	29,280,944

			40,134,816

Hungary – 4.0%
Hungary Series 12/B 7.25%, 6/12/12(a)	HUF	7,855,750	43,575,073
Hungary Government Bond Series 13/D 6.75%, 2/12/13(a)		5,296,500	28,814,168
Republic of Hungary 6.50%, 8/12/09(a)		2,094,250	12,165,904

			84,555,145

Japan – 9.7%
Government of Japan Ten Year Bond Series 271 1.20%, 6/20/15(a)	JPY	6,400,000	65,490,016
Series 288 1.70%, 9/20/17(a)		13,200,000	138,213,720

			203,703,736

Mexico – 6.9%
Mexican Bonos Series M 9.00%, 12/22/11(a)	MXN	589,297	58,360,721
Series M 10 7.25%, 12/15/16(a)		381,754	35,451,263
Series MI10 9.00%, 12/20/12(a)		500,228	50,034,746

			143,846,730

Netherlands – 3.1%
Netherlands Government 4.50%, 7/15/17(a)	EUR	39,723	64,840,089

Peru – 2.1%
Peru Bono Soberano 7.84%, 8/12/20(a)	PEN	880	351,295

10	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

9.91%, 5/05/15(a)	PEN	78,440	$34,748,320
Series 7 8.60%, 8/12/17(a)		22,510	9,453,053

			44,552,668

Poland – 3.5%
Poland Government Bond Series 1013 5.00%, 10/24/13(a)	PLN	171,485	73,230,438

South Africa – 0.2%
Republic of South Africa 13.00%, 8/31/09-8/31/11(a)	ZAR	15,571	2,043,534
Series R154 13.00%, 8/31/10(a)		7,786	1,026,149

			3,069,683

U.S. Treasury Notes – 0.0%
4.125%, 8/15/10(a)	US$	765	809,226

U.S. Treasury Bonds – 0.0%
4.75%, 2/15/37(a)		659	708,785

Total Treasuries (cost $628,587,699)			690,914,942

CORPORATE BONDS – 27.9%
Brazil – 0.6%
Usiminas Commercial Ltd 7.25%, 1/18/18(a)(b)		3,526	3,658,225
Vale Overseas Ltd. 6.875%, 11/21/36(a)		10,005	9,762,028

			13,420,253

Canada – 0.4%
Canadian Natural Resources Ltd. 5.15%, 2/01/13(a)		1,245	1,270,050
YPG Holdings, Inc. 5.25%, 2/15/16	CAD	7,840	7,186,800

			8,456,850

Cayman Islands – 0.7%
Mizuho Capital Investment 5.02%, 6/30/11(a)	EUR	6,450	8,899,785
Mizuho Financial Group Cayman Ltd. 4.75%, 4/15/14(a)(b)(c)		2,765	4,319,653
Pacific Life Funding LLC 5.50%, 5/14/09(a)		405	636,325

			13,855,763

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

France – 0.1%
Caisse Nationale des Caisses d’Epargne et de Prevoyance 4.75%, 2/01/16(a)(c)	EUR	1,250	$1,600,852

Germany – 0.1%
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(a)(c)		2,200	2,631,890

Ireland – 0.2%
Red Arrow Intl Leasing PLC 8.375%, 6/30/12(a)	RUB	114,594	4,935,607

Japan – 0.4%
Aiful Corp. 6.00%, 12/12/11(a)(b)	US$	3,728	3,457,537
Sumitomo Mitsui Banking Corp. 4.375%, 10/15/15(a)(c)	EUR	3,149	3,802,688
5.625%, 10/15/15(a)(b)(c)	US$	2,170	1,835,432

			9,095,657

Luxembourg – 0.2%
Telecom Italia Capital SA 5.25%, 11/15/13		3,389	3,166,648

Mexico – 0.2%
Telefonos de Mexico SAB de CV 4.50%, 11/19/08(a)		4,401	4,428,506

Netherlands – 0.1%
Aegon NV 4.75%, 6/01/13(a)		1,460	1,429,284

Russia – 1.7%
Gaz Capital SA 6.212%, 11/22/16(a)(b)		20,030	18,562,202
GPB Eurobond Finance PLC for Gazprombank 7.25%, 2/22/10(a)	RUB	400,000	16,674,930

			35,237,132

Spain – 0.4%
Santander Perpetual SA Unipersonal 4.375%, 12/10/14(a)(c)	EUR	6,834	9,315,592

Switzerland – 0.4%
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)(c)	US$	8,481	8,418,826

12	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 3.8%
Alliance & Leicester PLC 4.25%, 12/30/08(a)	GBP	1,990	$3,825,508
Barclays Bank PLC 4.875%, 12/15/14(a)(c)	EUR	3,540	4,174,088
6.00%, 1/23/18(a)		6,144	9,387,641
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	US$	3,905	3,903,719
5.75%, 10/20/17(a)	GBP	3,977	7,269,568
HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	3,544	4,112,380
HBOS PLC 6.05%, 11/23/11(a)(c)		2,760	4,021,311
HSBC Holdings PLC 6.50%, 9/15/37(a)	US$	8,172	7,752,294
Lehman Brothers UK Capital Funding II LP 3.875%, 2/22/11(c)	EUR	4,100	5,384,396
Lloyds TSB Bank PLC 6.35%, 2/25/13(c)		2,076	3,156,562
Lloyds TSB Group PLC 6.267%, 11/14/16(a)(b)(c)	US$	10,999	8,436,024
Marks & Spencer PLC 5.625%, 3/24/14(a)	GBP	3,458	6,226,110
Nationwide Building Society 3.125%, 1/26/10(a)	EUR	2,600	3,830,959
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(a)(c)	US$	7,768	7,413,958

			78,894,518

United States – 18.6%
Aetna, Inc. 6.75%, 12/15/37(a)		7,080	6,747,516
Alcoa, Inc. 5.55%, 2/01/17(a)		8,031	7,822,861
The Allstate Corp. 6.125%, 5/15/37(a)(c)		15,215	14,009,820
American International Group, Inc. 4.25%, 5/15/13(a)		9,460	8,973,803
6.25%, 3/15/37(a)		9,015	7,303,097
AT&T Corp. 8.00%, 11/15/31		4,461	5,212,719
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)		13,525	12,075,620
7.625%, 12/07/09(a)		3,735	3,700,335
Capital One Financial Corp. 6.75%, 9/15/17(a)		6,016	5,706,609
CBS Corp. 5.625%, 8/15/12		2,225	2,171,551
6.625%, 5/15/11		1,875	1,912,573

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Centex Corp. 7.50%, 1/15/12(a)	US$	7,451	$6,854,920
CIT Group, Inc. 5.00%, 2/01/15(a)		10,860	8,507,051
5.125%, 9/30/14(a)		5,665	4,311,665
7.625%, 11/30/12(a)		6,830	5,676,652
Citigroup, Inc. 4.625%, 8/03/10(a)		3,830	3,827,679
The Dow Chemical Co. 7.375%, 11/01/29(a)		1,745	1,872,008
Echostar DBS Corp. 6.625%, 10/01/14(a)		4,140	3,767,400
7.125%, 2/01/16(a)		1,585	1,478,013
Edison Mission Energy 7.00%, 5/15/17(a)		4,275	4,253,625
Electronic Data Systems Corp. Series B 6.50%, 8/01/13(a)		3,975	3,939,933
Embarq Corp. 7.082%, 6/01/16		11,274	10,673,513
ERP Operating LP 5.25%, 9/15/14(a)		2,115	1,962,420
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)		3,790	4,022,137
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14(a)		3,965	3,957,756
The Goldman Sachs Group, Inc. 7.35%, 10/01/09(a)		3,690	3,879,618
HSBC Finance Corp. 5.25%, 1/15/14(a)		4,940	4,894,932
JPMorgan Chase & Co. 4.625%, 1/31/11(a)	EUR	1,400	2,177,989
JPMorgan Chase Bank NA 4.625%, 5/29/17(a)(c)		950	1,348,793
JPMorgan Chase Capital Series Y 6.80%, 10/01/37(a)	US$	8,340	7,620,066
Lehman Brothers Holdings, Inc. 6.50%, 7/19/17(a)		4,455	4,230,673
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)		5,310	5,486,048
7.80%, 3/15/37(a)(b)		5,195	4,362,553
Limited Brands, Inc. 6.90%, 7/15/17(a)		5,968	5,316,611
7.60%, 7/15/37(a)		4,675	3,907,201
Manufacturers & Traders Trust 6.625%, 12/04/17(a)		9,586	9,186,005
Merrill Lynch & Co., Inc. 5.70%, 5/02/17(a)		8,855	8,411,719

14	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.05%, 5/16/16(a)	US$	7,398	$7,020,140
Mohawk Industries, Inc. 6.125%, 1/15/16(a)		6,340	6,223,477
Morgan Stanley 3.75%, 3/01/13	EUR	4,553	6,359,971
Motorola, Inc. 6.50%, 9/01/25(a)	US$	12,010	9,862,192
National City Bank/Cleveland OH 5.80%, 6/07/17(a)		4,925	3,646,756
NB Capital Trust IV 8.25%, 4/15/27(a)		4,509	4,632,862
Nextel Communications, Inc. Series E 6.875%, 10/31/13(a)		4,085	3,227,150
NRG Energy, Inc. 7.375%, 2/01/16-1/15/17(a)		8,240	8,044,300
Owens Corning, Inc. 6.50%, 12/01/16(a)		9,619	7,974,209
PPG Industries, Inc. 6.65%, 3/15/18(a)		4,954	5,249,625
Prudential Financial, Inc. 5.15%, 1/15/13(a)		2,580	2,576,081
Qwest Corp. 7.625%, 6/15/15(a)		3,715	3,622,125
RBS Capital Trust A 6.467%, 6/30/12(a)(c)	EUR	2,770	4,133,533
Reynolds American, Inc. 7.625%, 6/01/16(a)	US$	3,370	3,545,793
SLM Corp. 5.05%, 11/14/14(a)		11,588	8,427,674
5.375%, 5/15/14(a)		7,340	5,508,450
Sovereign Bank 5.125%, 3/15/13(a)		7,781	7,067,599
Sprint Capital Corp. 6.875%, 11/15/28(a)		7,150	5,326,750
8.75%, 3/15/32(a)		3,971	3,355,495
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)		3,830	3,726,682
Tyson Foods, Inc. 6.85%, 4/01/16(a)		6,170	6,177,466
Union Bank of California 5.95%, 5/11/16(a)		8,694	8,491,717
United States Steel Corp. 6.05%, 6/01/17(a)		8,280	7,658,768
US Bank NA 6.30%, 2/04/14(a)		4,585	4,971,034
Wachovia Bank NA 4.875%, 2/01/15(a)		4,080	3,853,682

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Capital Trust III 5.80%, 3/15/11(a)(c)	US$	6,000	$4,275,000
Weatherford International Ltd. 5.15%, 3/15/13(a)		1,640	1,641,424
6.00%, 3/15/18(a)		750	753,907
Wells Fargo & Co. 4.20%, 1/15/10(a)		3,845	3,909,177
Western Financial Bank 9.625%, 5/15/12(a)		3,179	3,371,304
The Western Union Co. 5.93%, 10/01/16(a)		9,665	9,595,112
Weyerhaeuser Co. 7.375%, 3/15/32(a)		8,345	8,247,931
Williams Cos, Inc. 8.125%, 3/15/12		1,460	1,595,050
Wyeth 5.50%, 2/01/14(a)		3,805	3,941,242
Wyndham Worldwide Corp. 6.00%, 12/01/16(a)		8,115	7,411,494
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14(a)		4,100	3,946,250

			390,934,906

Total Corporate Bonds (cost $606,965,901)			585,822,284

SOVEREIGN BONDS – 7.8%
Argentina – 1.0%
Republic of Argentina 3.092%, 8/03/12(a)(d)		419	354,838
7.00%, 10/03/15(a)		14,038	10,669,032
8.28%, 12/31/33(a)		11,267	9,379,589

			20,403,459

Brazil – 0.8%
Republic of Brazil 8.25%, 1/20/34(a)		13,390	16,134,950

Colombia – 0.6%
Republic of Colombia 11.75%, 2/25/20(a)		8,228	12,126,015

Ecuador – 0.3%
Republic of Equador 10.00%, 8/15/30(a)		5,778	5,590,215

Indonesia – 1.0%
Indonesia Rupiah Credit Linked Note 11.00%, 10/15/14(a)	IDR	70,498,625	7,675,121
12.90%, 6/17/22(a)		70,203,600	7,937,461

16	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Republic of Indonesia 6.875%, 1/17/18(a)(b)	US$	5,678	$5,947,705

			21,560,287

Panama – 1.3%
Republic of Panama 6.70%, 1/26/36(a)		18,630	19,142,325
9.375%, 4/01/29(a)		7,050	9,270,750

			28,413,075

Peru – 1.0%
Republic of Peru 7.35%, 7/21/25(a)		3,768	4,244,652
8.75%, 11/21/33(a)		12,421	16,116,247

			20,360,899

Philippines – 1.0%
Republic of Philippines 8.25%, 1/15/14(a)		7,178	8,173,947
8.875%, 3/17/15(a)		1,018	1,194,878
10.625%, 3/16/25(a)		8,217	11,472,986

			20,841,811

Russia – 0.4%
Russian Federation 7.50%, 3/31/30(a)(b)		7,388	8,509,514

Turkey – 0.1%
Republic of Turkey 6.875%, 3/17/36(a)		3,780	3,388,770

Venezuela – 0.3%
Republic of Venezuela 9.375%, 1/13/34(a)		6,701	6,198,425

Total Sovereign Bonds (cost $155,263,397)			163,527,420

AGENCY FIXED RATE 30-YEARS – 7.2%
Federal National Mortgage Association – 5.7%
Series 2005 5.50%, 10/01/35(a)		18,234	18,446,162
Series 2008 5.50%, 12/01/35-1/01/37(a)		98,984	100,275,590

			118,721,752

Federal Home Loan Mortgage Corp. Series 2007 – 1.5%
4.50%, 3/01/36(a)		32,935	31,763,191

Total Agency Fixed Rate 30-Years (cost $147,690,536)			150,484,943

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AGENCY DEBENTURES – 6.9%
Federal Home Loan Mortgage Corp. – 6.9%
5.125%, 11/17/17(e)	US$	95,657	$102,601,602
6.75%, 3/15/31(a)		33,410	41,929,784

Total Agency Debentures (cost $140,631,357)			144,531,386

NON-AGENCY FIXED RATE CMBS – 6.1%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51(a)		13,875	13,331,881
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-T24, Class A4 5.537%, 10/12/41(a)		10,225	9,949,192
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39(a)		10,910	10,581,320
CS First Boston Mortgage Securities Corp. Series 2004-C3, Class A5 5.113%, 7/15/36(a)		9,000	8,860,346
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A4 5.179%, 12/15/44(a)		8,530	8,163,647
Series 2006-CB16, Class A4 5.552%, 5/12/45(a)		7,160	6,984,117
Series 2006-CB17, Class A4 5.429%, 12/12/43(a)		17,020	16,420,802
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39(a)		5,456	5,339,631
Series 2007-C1, Class A4 5.424%, 2/15/40(a)		11,490	11,060,529
Series 2007-C7, Class A3 5.866%, 9/15/45(a)		8,275	8,168,127
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46(a)		10,660	10,459,208
Morgan Stanley Capital Series 2005-HQ6, Class A4A 4.989%, 8/13/42(a)		11,200	10,921,412
Series 2007-HQ13, Class A3 5.569%, 12/15/44(a)		8,110	7,828,663

Total Non-Agency Fixed Rate CMBS (cost $127,417,772)			128,068,875

18	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 5.9%
Brazil – 3.9%
Federative Republic of Brazil 10.25%, 1/10/28(a)	BRL	22,699	$12,075,863
Republic of Brazil 12.50%, 1/05/16-1/05/22(a)		113,372	70,109,680

			82,185,543

Colombia – 0.1%
Republic of Colombia 9.85%, 6/28/27(a)	COP	5,288,000	2,595,368

Turkey – 1.9%
Turkey Government Bond
Zero Coupon, 11/26/08(a)	TRY	20,789	13,972,829
Zero Coupon, 2/04/09(a)		10,907	7,087,956
Zero Coupon, 5/06/09(a)		11,880	7,382,552
16.00%, 3/07/12(a)		14,579	10,182,246

			38,625,583

Total Emerging Markets-Treasuries (cost $109,774,419)			123,406,494

SUPRANATIONALS – 2.1%
Supranational – 2.1%
European Investment Bank 4.875%, 2/15/36(a)	US$	2,235	2,252,585
Series INTL 1.40%, 6/20/17	JPY	2,000,000	20,357,785
International Bank for Reconstruction & Development Series GMTN 9.75%, 8/02/10(a)	ZAR	47,840	5,750,274
International Finance Corp. 11.00%, 7/01/09(a)		130,080	15,953,518

Total Supranationals (cost $47,822,560)			44,314,162

INFLATION-LINKED SECURITIES – 1.8%
U.S. Treasury Notes – 1.8%
2.00%, 1/15/16 (TIPS)(a)(e) (cost $34,753,626)	US$	34,853	37,791,064

NON-INVESTMENT GRADE LOANS – 1.6%
United States – 1.6%
Alltel Corp. 0.00%, 5/15/15*		2,500	2,256,500

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Aramark Corp. 0.00%, 1/26/14*	US$	1,410	$1,312,925
0.00%, 1/26/14*		90	83,498
Ashmore Energy 0.00%, 3/30/12*		1,818	1,545,507
0.00%, 3/30/14*		195	165,827
Cablevision 0.00%, 3/29/13*		1,500	1,395,345
Charter Communications 0.00%, 3/06/14*		2,000	1,688,220
First Data 0.00%, 9/24/14*		2,500	2,247,450
Firstlight Power 0.00%, 11/01/13*		1,000	811,250
Ford Motor 0.00%, 12/15/13*		1,500	1,227,615
Freescale Semi 0.00%, 11/29/13*		1,500	1,264,590
Graham Packaging 0.00%, 10/07/11*		2,000	1,825,500
Graphic Packaging 0.00%, 5/16/14*		2,500	2,278,125
Harrahs Co. 0.00%, 1/28/15*		1,750	1,602,458
Hca Inc. 0.00%, 11/18/13*		2,500	2,299,050
Hexion Specialty 0.00%, 5/05/13*		178	165,746
0.00%, 5/05/13*		822	763,004
Sabre Inc. 0.00%, 9/30/14*		2,500	2,049,300
Sungard Systems 0.00%, 2/11/13*		1,500	1,391,880
Texas Competitive Electric Holdings Company, LLC 0.00%, 10/31/14*		2,500	2,275,525
Thompson Learning 0.00%, 7/04/14*		1,500	1,277,625
Univision Communication 0.00%, 9/29/14*		2,000	1,571,660
West Corp. 0.00%, 10/24/13*		1,500	1,302,750

Total Non-Investment Grade Loans (cost $33,019,226)			32,801,350

AGENCY ARMS – 1.5%
Federal National Mortgage Association Series 2007 5.786%, 8/01/37(a)(d) (cost $31,720,744)		31,652	32,510,272

20	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SOVEREIGN AGENCIES – 0.5%
Japan – 0.5%
Japan Finance Corp. for Municipal Enterprises 2.00%, 5/09/16 (cost $10,677,416)	JPY	1,000,000	$10,752,839

		Shares
NON-CONVERTIBLE – PREFERRED STOCKS – 0.1%
Non Corporate Sectors – 0.1%
Federal National Mortgage Association 8.25%(a) (cost $2,673,750)		106,950	2,593,538

		Principal Amount (000)
REGIONAL BONDS – 0.1%
Colombia – 0.1%
Bogota Distrio Capital 9.75%, 7/26/28(a)(b) (cost $2,410,135)	COP	5,550,000	2,566,301

SHORT-TERM INVESTMENTS – 9.3%
Repurchase Agreements – 9.3%
Deutsche Bank 2.250%, dated 3/31/08, due 4/01/08 in the amount of $196,512,281 (cost $196,500,000; collaterized by $199,490,000 FHLMC Discount Note 3.250%, due 2/19/10, value $200,453,666) (cost $196,500,000)	US$	196,500	196,500,000

Total Investments – 111.7% (cost $2,275,908,538)			2,346,585,870
Other assets less liabilities – (11.7)%			(245,379,934)

Net Assets – 100.0%			$2,101,205,936

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
British Pound settling 6/05/08	12,864	$25,953,218	$25,401,840	$(551,378)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	21

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2008	Unrealized Appreciation/ (Depreciation)
Canadian Dollar settling 6/04/08	14,668	$14,372,897	$14,271,257	$(101,640)
Hungary Forints settling 4/24/08	3,483,369	19,050,000	21,029,632	1,979,632
Hungary Forints settling 4/24/08	3,785,376	20,931,026	22,852,896	1,921,870
Japanese Yen settling 4/16/08	6,340,871	61,706,836	63,669,844	1,963,008
Japanese Yen settling 4/16/08	6,540,370	66,172,628	65,673,052	(499,576)
Japanese Yen settling 5/15/08	49,865	501,372	501,571	199
Norwegian Kroner settling 6/16/08	311,503	60,358,264	60,756,171	397,907
Singapore Dollar settling 5/30/08	28,447	20,688,098	20,721,050	32,952
South African Rand settling 5/22/08	30,127	3,744,744	3,669,270	(75,474)
Swedish Krona settling 4/10/08	170,160	26,413,395	28,628,397	2,215,002
Swedish Krona settling 4/10/08	62,445	10,208,114	10,506,069	297,955
Swedish Krona settling 4/10/08	178,827	29,835,218	30,086,582	251,364

Sale Contracts:
Brazilian Real settling 4/02/08	8,398	4,991,400	4,786,021	205,379
Brazilian Real settling 4/02/08	7,715	4,557,000	4,396,764	160,236
British Pound settling 6/05/08	14,301	28,799,974	28,238,505	561,469
British Pound settling 6/05/08	4,984	9,997,515	9,841,018	156,497
British Pound settling 6/05/08	2,030	4,016,550	4,008,650	7,900
Euro Dollar settling 5/29/08	114,846	177,297,735	180,867,715	(3,569,980)
Euro Dollar settling 5/29/08	3,471	5,462,756	5,466,418	(3,662)
Euro Dollar settling 5/29/08	12,780	20,074,657	20,127,504	(52,847)
Hungary Forints settling 4/24/08	8,922,029	49,118,217	53,863,661	(4,745,444)
Hungary Forints settling 4/24/08	8,922,029	49,119,299	53,863,661	(4,744,362)
Hungary Forints settling 4/24/08	1,950,329	11,307,900	11,774,435	(466,535)
Hungary Forints settling 4/24/08	2,190,411	13,190,000	13,223,845	(33,845)
Japanese Yen settling 4/16/08	8,976,141	83,882,900	90,131,075	(6,248,175)
Japanese Yen settling 4/16/08	8,976,141	83,907,208	90,131,075	(6,223,867)
Japanese Yen settling 5/15/08	8,976,141	84,014,015	90,287,327	(6,273,312)
Japanese Yen settling 5/15/08	8,976,141	84,038,399	90,287,327	(6,248,928)

22	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2008	Unrealized Appreciation/ (Depreciation)
Mexican Peso settling 4/22/08	728,352	$67,327,812	$68,251,626	$(923,814)
Mexican Peso settling 4/22/08	728,352	67,273,088	68,251,626	(978,538)
Polish Zloty settling 5/14/08	164,709	70,669,303	73,753,026	(3,083,723)
Swedish Krona settling 4/10/08	178,174	27,825,780	29,976,737	(2,150,957)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	Amount
Deutsche Bank	1.25%	4/08/08	$102,738,000
Deutsche Bank	1.50	4/08/08	33,688,385

			$136,426,385

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,761,252,788.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate market value of these securities amounted to $71,044,913 or 3.4% of net assets.

(c)	Variable rate coupon, rate shown as of March 31, 2008.

(d)	Floating Rate Security. Stated interest rate was in effect at March 31, 2008.

(e)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $135,130,513.

*	Unfunded loan commitment. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

Currency Abbreviations: BRL – Brazilian Real CAD – Canadian Dollar COP – Colombian Peso EUR – Euro Dollar GBP – Great British Pound HUF – Hungarian Forint IDR – Indonesian Rupiah	JPY – Japanese Yen MXN – Mexican Peso PEN – Peruvian New Sol PLN – Polish Zloty RUB – Russian Ruble TRY – New Turkish Lira ZAR – South African Rand

Glossary:

FHLMC – Federal Home Loan Mortgage Corporation

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	23

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2008 (unaudited)

Assets
Investments in securities, at value (cost $2,275,908,538)	$2,346,585,870
Foreign cash, at value (cost $10,895,879)	10,827,124
Unrealized appreciation of forward currency exchange contracts	1,314,639,141
Receivable for investment securities sold and foreign currency contracts	59,265,356
Interest receivable	36,726,688
Receivable for capital stock sold	21,058,300

Total assets	3,789,102,479

Liabilities
Due to custodian	35,702,598
Unrealized depreciation of forward currency exchange contracts	1,351,463,828
Payable for investment securities purchased and foreign currency contracts	153,354,490
Reverse repurchase agreements	136,426,385
Payable for capital stock redeemed	6,506,327
Dividends payable	2,333,733
Distribution fee payable	872,811
Advisory fee payable	688,479
Accrued expenses and other liabilities	469,802
Transfer Agent fee payable	58,672
Administrative fee payable	19,418

Total liabilities	1,687,896,543

Net Assets	$2,101,205,936

Composition of Net Assets
Capital stock, at par	$259,372
Additional paid-in capital	2,141,391,337
Distributions in excess of net investment income	(15,571,045)
Accumulated net realized loss on investments and foreign currency transactions	(59,409,289)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	34,535,561

$2,101,205,936

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,458,561,772	180,171,841	$8.10	*

B	$158,421,406	19,564,354	$8.10

C	$458,792,861	56,494,437	$8.12

Advisor	$25,248,897	3,119,313	$8.09

R	$34,001	4,201	$8.09

K	$10,044	1,241	$8.09

I	$136,955	16,930	$8.09

*	The maximum offering price per share for Class A shares was $8.46 which reflects a sales charge of 4.25%.

See notes to financial statements.

24	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2008 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $35,461)	$58,342,598
Dividends	67,400	$58,409,998

Expenses
Advisory fee (see Note B)	4,484,546
Distribution fee—Class A	1,867,078
Distribution fee—Class B	814,701
Distribution fee—Class C	1,873,010
Distribution fee—Class R	39
Distribution fee—Class K	10
Transfer agency—Class A	538,885
Transfer agency—Class B	90,670
Transfer agency—Class C	166,375
Transfer agency—Advisor Class	4,461
Transfer agency—Class R	5
Transfer agency—Class K	2
Transfer agency—Class I	2
Custodian	811,466
Registration	152,059
Printing	74,143
Administrative	46,106
Audit	39,966
Legal	24,427
Directors’ fees	21,430
Miscellaneous	17,742

Total expenses before interest expense	11,027,123
Interest expense	2,465,423

Total expenses	13,492,546
Less: expenses waived and reimbursed by the Adviser (see Note B)	(844,264)
Less: expense offset arrangement (see Note B)	(40,769)

Net expenses		12,607,513

Net investment income		45,802,485

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investment transactions		50,682,886
Foreign currency transactions		2,121,494
Net change in unrealized appreciation/depreciation of:
Investments		(31,685,851)
Foreign currency denominated assets and liabilities		(21,410,328)

Net loss on investments and foreign currency transactions		(291,799)

Net Increase in Net Assets from Operations		$45,510,686

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	25

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$45,802,485	$70,965,301
Net realized gain on investments and foreign currency transactions	52,804,380	87,098,363
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(53,096,179)	11,215,167

Net increase in net assets from operations	45,510,686	169,278,831
Dividends to Shareholders from
Net investment income
Class A	(30,371,288)	(48,204,983)
Class B	(3,351,979)	(9,719,344)
Class C	(7,790,180)	(11,522,327)
Advisor Class	(311,334)	– 0	–
Class R	(378)	– 0	–
Class K	(201)	– 0	–
Class I	(1,545)	– 0	–
Capital Stock Transactions
Net increase (decrease)	547,429,618	(19,137,841)

Total increase	551,113,399	80,694,336
Net Assets
Beginning of period	1,550,092,537	1,469,398,201

End of period (including distributions in excess of net investment income of $15,571,045 and $19,546,625, respectively)	$2,101,205,936	$1,550,092,537

See notes to financial statements.

26	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Bond Fund (the “Fund”), formerly AllianceBernstein Global Government Income Trust, Inc., was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingents deferred sales charge and are not subject to ongoing distribution expense. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	27

Notes to Financial Statements

that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and

28	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	29

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily adjusted net assets. The fee is accrued daily and paid monthly. Effective November 5, 2007 the Fund’s Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares, respectively. For the six month ended March 31, 2008, such reimbursement amounted to $844,264.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2008, such fees amounted to $46,106.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $448,363 for the six months ended March 31, 2008.

For the six months ended March 31, 2008, the Fund’s expenses were reduced by $40,769 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $127,117 from the sales of Class A shares and received $3,909, $33,876 and $35,039 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2008.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to the Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor

30	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $27,966,998, $11,423,113, $6 and $0 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2008, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,837,421,390	$1,234,385,407
U.S. government securities	126,568,208	348,454,738

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Gross unrealized appreciation	$107,531,656
Gross unrealized depreciation	(36,854,324)

Net unrealized appreciation	$70,677,332

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	31

Notes to Financial Statements

variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a pledged account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the

32	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. For the six months ended March 31, 2008, the Fund had no transactions in written options.

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to October 1, 2003, these interim payments were reflected within interest income in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	33

Notes to Financial Statements

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At March 31, 2008, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of March 31, 2008.

5. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price.

For the six months ended March 31, 2008, the average amount of reverse repurchase agreements outstanding was $44,705,170 and the daily weighted average annual interest rate was 3.55%.

34	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

Class A
Shares sold	56,580,263	26,704,930	$459,758,790	$216,287,161

Shares issued in reinvestment of dividends and distributions	2,192,487	3,926,145	17,773,007	23,773,715

Shares converted from Class B	3,848,947	11,511,127	31,311,800	90,180,319

Shares redeemed	(15,286,354)	(33,428,140)	(124,063,268)	(260,619,518)

Net increase	47,335,343	8,714,062	$384,780,329	$69,621,677

Class B
Shares sold	4,270,233	2,620,890	$34,688,966	$22,048,326

Shares issued in reinvestment of distributions	244,996	835,940	1,986,289	4,967,740

Shares converted to Class A	(3,847,760)	(11,510,103)	(31,311,800)	(90,180,319)

Shares redeemed	(2,311,439)	(7,545,339)	(18,764,408)	(58,646,172)

Net decrease	(1,643,970)	(15,598,612)	$(13,400,953)	$(121,810,425)

Class C
Shares sold	21,931,790	11,601,108	$178,714,300	$90,976,751

Shares issued in reinvestment of distributions	439,805	818,379	3,574,888	6,677,998

Shares redeemed	(3,895,831)	(8,257,939)	(31,730,080)	(64,603,842)

Net increase	18,475,764	4,161,548	$150,559,108	$33,050,907

	November 5, 2007(a) to March 31, 2008 (unaudited)		November 5, 2007(a) to March 31, 2008 (unaudited)

Advisor Class
Shares sold	3,123,955		$25,347,627

Shares issued in reinvestment of distributions	32,366		262,147

Shares redeemed	(37,008)		(301,102)

Net increase	3,119,313		$25,308,672

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	35

Notes to Financial Statements

	Shares	Amount
	November 5, 2007(a) to March 31, 2008 (unaudited)	November 5, 2007(a) to March 31, 2008 (unaudited)

Class R
Shares sold	4,201	$34,336

Shares issued in reinvestment of distributions	–0–	–0–

Shares redeemed	–0–	–0–

Net increase	4,201	$34,336

Class K
Shares sold	1,241	$10,101

Shares issued in reinvestment of distributions	–0–	–0–

Shares redeemed	–0–	–0–

Net increase	1,241	$10,101

Class I
Shares sold	16,930	$138,025

Shares issued in reinvestment of distributions	–0–	–0–

Shares redeemed	–0–	–0–

Net increase	16,930	$138,025

(a)	Commencement of distribution.

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a “rebate rate” for the use of the cash the borrower has pledged as collateral. As of March 31, 2008, the Fund had no securities on loan.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt

36	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Leverage Risk — When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2008.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	37

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended September 30, 2007 and September 30, 2006 were as follows.

	2007	2006
Distributions paid from:
Ordinary income	$69,446,654	$84,998,003

Total taxable distributions	69,446,654	84,998,003

Total distributions paid	$69,446,654	$84,998,003

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(142,990,889	)(a)
Unrealized appreciation/(depreciation)	101,444,577	(b)

Total accumulated earnings/(deficit)	$(41,546,312	)(c)

(a)	On September 30, 2007, the Fund had a net capital loss carryforward of $112,207,502, of which $99,607,909 expires in the year 2009 and $12,599,593 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund elects to defer $10,514,969 of capital losses that are deemed to arise in the next taxable year. During the fiscal year, the Fund utilized capital loss carryforwards of $69,943,920. As of September 30, 2007, the Fund had deferred tax straddle losses of $20,268,418.

(b)	The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the

38	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	39

Notes to Financial Statements

be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On March 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax position taken on federal income tax returns for all open tax years (tax years ended September 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,	December 1, 2002 to September 30, 2003(b)	Year Ended November 30, 2002(c)
2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 8.07	$ 7.54	$ 7.69	$ 7.35	$ 7.54	$ 6.86	$ 7.07

Income From Investment Operations
Net investment income(d)	.21	.40	.44	.50	.50	(e)	.44	.56
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02	.52	(.15)	.34	(.16)	.73	(.11)

Net increase in net asset value from operations	.23	.92	.29	.84	.34	1.17	.45

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.39)	(.44)	(.50)	(.53)	(.49)	(.60)
Tax return of capital	–0	–	–0	–	–0	–	–0	–	–0	–	–0	–	(.06)

Total dividends and distributions	(.20)	(.39)	(.44)	(.50)	(.53)	(.49)	(.66)

Net asset value, end of period	$ 8.10	$ 8.07	$ 7.54	$ 7.69	$ 7.35	$ 7.54	$ 6.86

Total Return
Total investment return based on net asset value(f)	2.84%	12.47%	3.90%	11.83%	4.72%	17.48%	6.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,458,562	$1,071,398	$935,901	$957,697	$956,690	$1,060,244	$947,300
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20	%(g)	1.80%	1.04	%(h)	1.05%	1.25%	1.49	%(g)	1.57%
Expenses, before waivers/reimbursements	1.29	%(g)	1.80%	1.04	%(h)	1.05%	1.41%	1.49	%(g)	1.57%
Expenses, before waivers/reimbursements excluding interest expense	1.02	%(g)	1.05%	1.04	%(h)	1.05%	1.27%	1.26	%(g)	1.28%
Net investment income	5.32	%(g)	5.09%	5.81	%(h)	6.78%	6.80	%(e)	7.28	%(g)	8.19%
Portfolio turnover rate	86%	170%	104%	66%	76%	60%	160%

See footnote summary on page 45.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,	December 1, 2002 to September 30, 2003(b)	Year Ended November 30, 2002(c)
2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 8.07	$ 7.54	$ 7.68	$ 7.35	$ 7.54	$ 6.86	$ 7.07

Income From Investment Operations
Net investment income(d)	.19	.34	.38	.44	.45	(e)	.40	.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01	.52	(.14)	.33	(.16)	.73	(.11)

Net increase in net asset value from operations	.20	.86	.24	.77	.29	1.13	.40

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.33)	(.38)	(.44)	(.48)	(.45)	(.55)
Tax return of capital	–0	–	–0	–	–0	–	–0	–	–0	–	–0	–	(.06)

Total dividends and distributions	(.17)	(.33)	(.38)	(.44)	(.48)	(.45)	(.61)

Net asset value, end of period	$ 8.10	$ 8.07	$ 7.54	$ 7.68	$ 7.35	$ 7.54	$ 6.86

Total Return
Total investment return based on net asset value(f)	2.47%	11.65%	3.28%	11.04%	3.98%	16.84%	5.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$158,421	$171,078	$277,450	$373,923	$476,171	$696,043	$740,782
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.91	%(g)	2.53%	1.76	%(h)	1.77%	1.98%	2.21	%(g)	2.28%
Expenses, before waivers/reimbursements	2.01	%(g)	2.53%	1.76	%(h)	1.77%	2.15%	2.21	%(g)	2.28%
Expenses, before waivers/reimbursements excluding interest expense	1.74	%(g)	1.77%	1.76	%(h)	1.77%	1.99%	1.98	%(g)	2.00%
Net investment income	4.64	%(g)	4.36%	5.10	%(h)	5.82%	6.07	%(e)	6.59	%(g)	7.47%
Portfolio turnover rate	86%	170%	104%	66%	76%	60%	160%

See footnote summary on page 45.

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,	December 1, 2002 to September 30, 2003(b)	Year Ended November 30, 2002(c)
2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 8.09	$ 7.56	$ 7.71	$ 7.38	$ 7.57	$ 6.88	$ 7.09

Income From Investment Operations
Net investment income(d)	.19	.34	.38	.44	.45	(e)	.40	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01	.52	(.15)	.34	(.16)	.74	(.12)

Net increase in net asset value from operations	.20	.86	.23	.78	.29	1.14	.40

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.33)	(.38)	(.45)	(.48)	(.45)	(.55)
Tax return of capital	–0	–	–0	–	–0	–	–0	–	–0	–	–0	–	(.06)

Total dividends and distributions	(.17)	(.33)	(.38)	(.45)	(.48)	(.45)	(.61)

Net asset value, end of period	$ 8.12	$ 8.09	$ 7.56	$ 7.71	$ 7.38	$ 7.57	$ 6.88

Total Return
Total investment return based on net asset value(f)	2.47%	11.65%	3.15%	10.87%	3.97%	16.94%	5.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$458,793	$307,616	$256,047	$251,752	$251,666	$295,295	$277,015
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(g)	2.50%	1.74	%(h)	1.76%	1.96%	2.20	%(g)	2.27%
Expenses, before waivers/reimbursements	1.99	%(g)	2.50%	1.74	%(h)	1.76%	2.12%	2.20	%(g)	2.27%
Expenses, before waivers/reimbursements excluding interest expense	1.72	%(g)	1.75%	1.74	%(h)	1.76%	1.97%	1.97	%(g)	1.99%
Net investment income	4.58	%(g)	4.37%	5.07	%(h)	5.88%	6.07	%(e)	6.56	%(g)	7.45%
Portfolio turnover rate	86%	170%	104%	66%	76%	60%	160%

See footnote summary on page 45.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class	Class R	Class K		Class I
	November 5, 2007 to March 31, 2008 (unaudited)(i)	November 5, 2007 to March 31, 2008 (unaudited)(i)	November 5, 2007 to March 31, 2008 (unaudited)(i)		November 5, 2007 to March 31, 2008 (unaudited)(i)

Net asset value, beginning of period	$ 8.14	$ 8.14	$ 8.14		$ 8.14

Income From Investment Operations
Net investment income(d)	.22	.23	.23		.20
Net realized and unrealized (loss) on investment and foreign currency transactions	(.10)	(.12)	(.12)		(.07)

Net increase in net asset value from operations	.12	.11	.11		.13

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.16)	(.16)		(.18)

Total dividends and distributions	(.17)	(.16)	(.16)		(.18)

Net asset value, end of period	$ 8.09	$ 8.09	$ 8.09		$ 8.09

Total Return
Total investment return based on net asset value(f)	1.53%	1.31%	1.69%		1.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,249	$34	$10		$137
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(g)	.60%	1.10%	.85%		.60%
Expenses, before waivers/ reimbursements(g)	1.02%	1.49%	1.20%		.94%
Expenses, before waivers/ reimbursements excluding interest expense(g)	.72%	1.19%	.9	0%	.64%
Net investment income(g)	4.42%	4.08%	4.09%		4.40%
Portfolio turnover rate	86%	86%	86%		86%

See footnote summary on page 45.

44	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

(a)	As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $0.0002 for Class A, B and C and increase net realized and unrealized gain (loss) on investment transactions per share by $0.0002 for Class A, B and C. Consequently, the ratios of net investment income to average net assets were decreased by 0.003% for Class A, B and C, respectively.

(b)	The Fund changed its fiscal year end from November 30 to September 30.

(c)	As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.04, decrease net realized and unrealized loss on investments per share by $.04 for Class A, B and C, respectively, and decrease the ratio of net investment income to average net assets from 8.83% to 8.19% for Class A, from 8.10% to 7.47% for Class B and from 8.09% to 7.45% for Class C. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(d)	Based on average shares outstanding.

(e)	Net of waivers/reimbursement by the Adviser.

(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	Annualized.

(h)	The ratio includes expenses attributable to costs of proxy solicitation.

(i)	Commencement of distribution.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	45

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott DiMaggio(2), Vice President

Fernando Grisales(2), Assistant Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of and investment decisions for the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott DiMaggio, Mr. Fernando Grisales, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

46	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Bond Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	47

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and

48	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Lehman Brothers Global Treasury Index (USD hedged) (the “Index”), in each case for periods ended July 31, 2007 over the 1-, 3-, 5- and 10-year periods. The directors noted that the Fund was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe in the 1-, 3- and 5-year periods and 1 out of 4 of the Performance Group and 1st quintile of the Performance Universe in the 10-year period, and that the Fund outperformed the Index in all periods reviewed. The directors also noted that they had approved modifications to the Fund’s investment policy guidelines and a name change to AllianceBernstein Global Bond Fund, Inc., all expected to be effective on or about November 5, 2007. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	49

in securities of the same type that the Fund invests in (i.e., fixed income taxable securities). The directors also noted that the Adviser currently advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund was expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The Lipper information included the pro forma expense ratio for Class A Shares provided by the Adviser assuming the new expense cap for the Fund following the Adviser’s fixed-income fund realignment (anticipated effective date November 5, 2007) had been in effect throughout the Fund’s fiscal year ended in 2006. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s at approximate current size contractual effective advisory fee rate of 50 basis points, plus the less than 1 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio and pro forma total expense ratio (the latter of which reflected a cap by the Adviser) were lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio and pro forma expense ratio were satisfactory.

50	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	51

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Government Income Trust (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	The Board of Directors approved a fixed-income fund realignment pursuant to which the Fund will expand its non-fundamental investment policies, implement expense caps for its share classes, change its name to AllianceBernstein Global Bond Fund and add retirement classes to the Fund. Note that these changes were completed on November 5, 2007.

52	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/07 ($MIL)	Fund
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,547.6	Global Government Income Trust

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $98,000 (0.006% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, annualized for the most recent semi-annual period:

Fund	Total Expense Ratio			Fiscal Year End
Global Government Income Trust[5]	Class A Class B Class C	1.58 2.30 2.28	% % %	September 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Includes interest expense of 0.51%. Excluding interest expense (related to reverse repurchase agreements of the Fund), the expense ratios would be 1.07%, 1.79% and 1.77% for Classes A, B, and C. The Adviser implemented expense caps, effective November 5, 2007. The expense caps are 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for classes A, B, C, Advisor , R (new), K (new), and I (new).

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	53

Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”) at the approximate current asset level of the Fund.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset

6	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

54	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

(size) comparability, and expense components and attributes.7 An EG will typically consist of seven to twenty funds. The Fund had an original EG that had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded those Fund’s EG to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[8]	Lipper Expense Group Median (%)	Rank
Global Government Income Trust	0.500	0.597	1/8

Because Lipper had expanded the Fund’s EG, under Lipper’s standard guidelines, the Fund’s Lipper Expense Universes (“EU”) was also expanded to include the universes of the peers that had a similar but not the same Lipper investment objective/classification as the subject Fund. 9 A “normal” EU will include funds that have the same investment objective/classification as the subject Fund.10 Set forth below is the comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU and the Fund’s total expense ratio ranking. Pro-forma total expense ratio information (shown in bold and italicized) is included:

Fund	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Government Income Trust	1.038	1.053	3/8	1.157	5/21
Pro-forma[12]	0.900	1.053	1/8	1.157	1/21

Based on this analysis, the Fund has equally favorable rankings on a management fee basis versus pro-forma total expense ratio basis.

7	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

9	The expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

10	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year Class A share total expense ratio.

12	Pro-forma shows what would have been the total expense ratio of the Fund had the Fund’s new expense limitation undertaking related to the fixed-income fund realignment been in effect for the full fiscal year.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	55

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.40 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.040% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.13 During the Fund’s most recently completed fiscal year, ABI received from the Fund $110,658, $8,715,399 and $264,857 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

13	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

56	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $961,297 in fees from the Fund.14

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $46,190 under the offset agreement between the Fund and ABIS.
15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
16	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	57

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended July 31, 2007.19

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	11.49	6.56	5.76	2/6	2/21
3 year	9.49	5.75	4.79	2/6	2/19
5 year	10.85	8.11	6.64	2/6	3/18
10 year	8.66	6.35	4.83	1/4	1/13

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)20 versus its benchmarks.21 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

17	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

18	The Fund’s PG/PU are not identical to the Fund’s EG/EU as the criteria for including/excluding a fund in/from an EG/EU is somewhat different than that of a PG/PU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

21	The benchmark’s since inception performance return is from the nearest month-end after inception date. In contrast to the benchmark, the Fund’s since inception performance return is from the Fund’s actual inception date.

22	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark Volatility and Sharpe Ratio information was estimated by the Senior Officer using Standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

58	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Government Income Trust, Inc.	11.49	9.49	10.85	8.66	8.96	8.42	0.59	10
Lehman Brothers Global Treasury Index (USD hedged)	4.80	4.63	4.21	5.74	N/A	2.74	0.71	10
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

60	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GBF-0152-0308

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global Bond Fund , Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	May 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 30, 2008